August 28, 2000



VIA EDGAR
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Attn:     Filing Desk


RE:  Varialbe Annuity 1 Series Account
     of First Great-West Life & Annuity Insurance Company
     File No. 333-25289
     CIK No. 0001037155

Ladies and Gentlemen:

On August 28, 2000, a 497 filing was mistakenly filed for the referenced Registrant under Accession Number 0001075796-00-000007. This filing is not for this Registrant. Please delete this filing from your records and from the EDGAR database. It has been re-submitted on behalf of the correct Registrant and under the correct CIK number

We apologize for the inconvenience this error has caused you. Please do not hesitate to contact me either at 800-537-2033, ext.3817 or via e-mail at beverly.byrne@gwl.com.

Sincerely,

/s/ Beverly A. Byrne

Beverly A. Byrne
Vice President and Counsel